EXHIBIT 4.(b)
                COMMON STOCK                                     COMMON STOCK

           INCORPORATED UNDER THE LAWS
 NUMBER            OF THE                                           SHARES
K              STATE OF FLORIDA

 THIS CERTIFICATE IS TRANSFERABLE                             SEE REVERSE FOR
IN THE CITIES OF BOSTON OR NEW YORK                         CERTAIN DEFINITIONS

                                                            CUSIP

                           FLORIDA PROGRESS CORPORATION

     THIS IS TO CERTIFY THAT
                                     SPECIMEN

     IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK WITHOUT PAR VALUE
OF

Florida Progress Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended Articles of Incorporation, as amended, of the Corporation, to all of which the holder by acceptance hereof assents.
  This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   Witness the facsimile seal of the Corporation, and the facsimile signatures of its duly authorized officers.

   Dated:

COUNTERSIGNED AND REGISTERED:
                THE FIRST NATIONAL BANK OF BOSTON
                  (MASSACHUSETTS)             TRANSFER AGENT
                                               AND REGISTRAR   /s/Jeffrey R. Heinicka   /s/Jack B. Critchfield
BY                                                             Vice President and       Chairman and Chief
                                                                   Treasurer            Executive Officer

                                            AUTHORIZED OFFICER

REVERSE SIDE

                           FLORIDA PROGRESS CORPORATION
                                    ___________

     THE PROVISIONS OF THE CORPORATION'S AMENDED ARTICLES OF INCORPORATION, AS AMENDED, SHOWING THE CLASSES OF SERIES OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION AND THE DISTINGUISHING CHARACTERISTICS THEREOF ARE HEREBY INCORPORATED BY REFERENCE TO THE SAME EXTENT AS IF HEREIN SET FORTH AT LENGTH; A COPY OF SAID PROVISIONS, CERTIFIED BY AN OFFICER OF THE CORPORATION, WILL BE FURNISHED BY THE CORPORATION OR BY ITS TRANSFER AGENT, WITHOUT COST, TO AND UPON THE REQUEST OF THE HOLDER OF THIS CERTIFICATE. REQUESTS MAY BE ADDRESSED TO THE SECRETARY OF FLORIDA PROGRESS CORPORATION, ST. PETERSBURG, FLORIDA, OR THE CORPORATION'S TRANSFER AGENT.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
    TEN COM - as tenants in common         UNIF GIFT MIN ACT--....Custodian....
    TEN ENT - as tenants by the entireties                     (Cust)   (Minor)
    JT TEN - as joint tenants with right of      under Uniform Gifts to Minors
              survivorship and not as tenants          Act............
              in common                                     (State)
      Additional abbreviations may also be used though not in the above list.



     For value received, ______________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated_______________________


                                             _____________________________

SIGNATURE(S) GUARANTEED:____________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                        AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

ON SIDE OF REVERSE

          The signature to assignment must correspond with the name
Notice: as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

This certificate also evidences and entitles the holder of this certificate to certain Rights as set forth in the Shareholder Rights Agreement, as amended (the "Rights Agreement") between Florida Progress Corporation (the "Corporation") and the rights agent named therein (the "Rights Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Agreement, Rights issued to, or held by, any person who is, was or becomes an Acquired Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.